MERRILL LYNCH
TECHNOLOGY
FUND, INC.






FUND LOGO






Quarterly Report

December 31, 1995





This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH TECHNOLOGY FUND, INC.


Worldwide
Investments
As of 12/31/95

Ten Largest Holdings                      Percent of
Represented in the Portfolio              Net Assets

Informix Corp.                              14.6%
Acclaim Entertainment, Inc.                  8.1
Creative Technology Ltd.*                    7.8
LSI Logic Corp.                              7.5
Bay Networks Inc.                            7.2
cisco Systems, Inc.                          6.7
3Com Corporation                             6.4
Polaroid Corporation                         6.4
Stratacom, Inc.                              5.3
Novell, Inc.                                 5.0

[FN]
*Includes holdings in Singapore and the United States.




Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Internetworking                             22.6%
Application Development Software            16.2
Educational/Entertainment Software          12.6
Communications Equipment                     9.3
Microcomputer Peripherals                    7.8
Application Specific Integrated Circuits     7.5
Photography                                  6.4
Communications                               6.0
Machinery                                    4.1
Semiconductor                                1.8




Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
James K. Renck, Vice President and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863





DEAR SHAREHOLDER

Merrill Lynch Technology Fund, Inc. lost money in the December quarter and only provided a mediocre total return for the entire year. For the three months ended December 31, 1995, the Fund's total returns for Class A, Class B, Class C and Class D Shares were - 17.33%, -17.50%, -17.43% and -17.36%, respectively. For the 1995 calendar year, the Fund's total returns for Class A, Class B, Class C and Class D Shares were +5.86%, +4.81%, +4.83% and +5.67%, respectively. (Complete performance information, including average annual total returns, can be found on pages 4--6 of this report to shareholders.)

The stage was set for the Fund's performance in the December quarter of 1994, when we decided to protect profits by selling stocks and reinvesting the cash in Japanese technology stocks. Those stocks collapsed, along with the Japanese stock market, after the Kobe earthquake during the March quarter of 1995. At about the same time, the speculative frenzy for US technology stocks resumed. We managed a turnaround by selling most of our Japanese investments and reinvesting the cash in a limited number of US technology stocks. Unfortunately, we purchased these stocks too late and held them too long. Investors locked in gains by selling technology stocks during the December quarter. The selling pressure intensified as a number of companies announced that earnings would be below expectations. Acclaim Entertainment, Inc., the Fund's largest holding at the beginning of the December quarter, was among those companies revising estimates downward. The stock fell 51% in the December quarter.

As we begin 1996, we hold 23 stocks and have a cash position of 5.4% of net assets. We see emerging investment opportunities in US technology stocks, particularly in software and communications. The consumer market, in contrast to the corporate market, is also becoming increasingly important to US technology companies. In order to take advantage of these opportunities, we are raising our target for the number of stocks in the portfolio. Since the Fund's inception in 1992, when we started with $66 million in assets, we have owned no more than 25 stocks. We still intend to manage the Fund as a non-diversified fund, but we expect that the average size of most new positions will be somewhat smaller than in the past.

Portfolio Matters
Informix Corp., our largest holding at 14.6% of net assets, is a leading supplier of relational database management software and application development tools. The company has held the technology leadership position for the last several years against its primary competitors, Oracle Corp. and Sybase, Inc. Throughout 1995, Informix continued to gain market share as evidenced by its 54% revenue growth rate for the first nine months of the year. At this juncture, we see no reason why the company's growth rate should not continue to be very strong. Informix recently announced the acquisition of Illustra Information Technologies, Inc., a developer of next-generation object/relational database technology for complex, unstructured data (video, audio, 3-D graphics, spatial data). Illustra's technology and products are widely considered to be years ahead of any competitor and should integrate well with Informix. Given the explosive growth in the Internet within the last year and its focus on unstructured data, we believe the acquisition provides Informix with an extraordinary growth opportunity.

Acclaim Entertainment, Inc., at 8.1% of net assets, is a leading independent supplier of entertainment software for dedicated video game platforms and personal computers (PCs). 1995 has been a year of transition for the video game industry. The popularity of older, 16-bit platforms (Super Nintendo and Sega Genesis) has declined with the advent of next-generation platforms (Sony Playstation and Sega Saturn). Although Acclaim is well-positioned on new platforms and the PC, the transition depressed revenue growth. As these next generation platforms achieve critical mass throughout 1996, we believe Acclaim's growth rate will reaccelerate. Moreover, Acclaim's initiative into interactive gaming and electronic distribution, in conjunction with TeleCommunications Inc., will add a new dimension to Acclaim's growth prospects.

LSI Logic Corp., at 7.5% of net assets, is one of the largest suppliers of application specific integrated circuits (ASICs). Over the last several years its ASIC technology and expertise have evolved into its Coreware strategy, whereby LSI is able to offer completely integrated, customer-specific solutions in silicon. As a result, customers have been able to enter the video game market very rapidly and with significant cost and performance advantages over the competition, such as Sony Corp. with its Playstation. This same strategy, coupled with leading edge wafer manufacturing, has also enabled LSI to announce a personal Internet access system for less than $500. However, the stock declined 33.5% in the December quarter, in part because LSI announced the expectation of 6% sequential revenue growth rather than the 6%--8% anticipated earlier. Nevertheless, we believe LSI is evolving into a premier consumer electronics company.

In Conclusion
We thank you for your patience and continued investment in Merrill Lynch Technology Fund, Inc., and we look forward to reporting to you again in our upcoming annual report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President






(James K. Renck)
James K. Renck
Vice President and Portfolio Manager


January 23, 1996






PORTFOLIO CHANGES

For the Quarter Ended December 31, 1995

Additions

Ascend Communications, Inc.
FORE Systems, Inc.



Deletions

Hewlett-Packard Company
Integrated Device Technology, Inc.

PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*     % Change**
4/27/92--12/31/92          $3.83       $4.90                --                  $0.337           +37.05%
1993                        4.90        4.50              $0.002                 1.411           +22.44
1994                        4.50        5.24                --                   0.442           +26.63
1995                        5.24        5.20                --                   0.320           + 5.86
                                                          ------                ------
                                                    Total $0.002          Total $2.510

                                                        Cumulative total return as of 12/31/95: +124.95%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*     % Change**
4/27/92--12/31/92          $3.83       $4.87                --                  $0.337           +36.29%
1993                        4.87        4.43              $0.002                 1.374           +20.89
1994                        4.43        5.14                --                   0.405           +25.50
1995                        5.14        5.04                --                   0.320           + 4.81
                                                          ------                ------
                                                    Total $0.002          Total $2.436

                                                        Cumulative total return as of 12/31/95: +116.73%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*     % Change**
10/21/94--12/31/94         $5.75       $5.12                --                  $0.364           - 4.39%
1995                        5.12        5.02                --                   0.320           + 4.83
                                                                                ------
                                                                          Total $0.684

                                                          Cumulative total return as of 12/31/95: +0.23%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*     % Change**
10/21/94--12/31/94         $5.88       $5.24                --                  $0.370           - 4.37%
1995                        5.24        5.19                --                   0.320           + 5.67
                                                                                ------
                                                                          Total $0.690

                                                          Cumulative total return as of 12/31/95: +1.05%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Average Annual
Total Return

                                     % Return Without % Return With
Class A Shares*                        Sales Charge   Sales Charge**

Year Ended 12/31/95                       + 5.86%        + 0.30%
Inception (4/27/92) through 12/31/95      +24.65         +22.83

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 12/31/95                       + 4.81%        + 0.87%
Inception (4/27/92) through 12/31/95      +23.39         +23.24

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return         % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 12/31/95                       + 4.83%        + 3.85%
Inception (10/21/94) through 12/31/95     + 0.19         + 0.19

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without   % Return With
Class D Shares*                        Sales Charge     Sales Charge**

Year Ended 12/31/95                       + 5.67%        + 0.12%
Inception (10/21/94) through 12/31/95     + 0.88         - 3.57

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

PERFORMANCE DATA (concluded)


Recent
Performance
Results*
                                                                                    12 Month    3 Month
                                                12/31/95    9/30/95    12/31/94     % Change    % Change
Class A Shares                                    $5.20      $6.71       $5.24        -0.76%     -22.50%
Class B Shares                                     5.04       6.53        5.14        -1.95      -22.82
Class C Shares                                     5.02       6.50        5.12        -1.95      -22.77
Class D Shares                                     5.19       6.70        5.24        -0.95      -22.54
Class A Shares--Total Return                                                          +5.86 (1)  -17.33 (1)
Class B Shares--Total Return                                                          +4.81 (1)  -17.50 (1)
Class C Shares--Total Return                                                          +4.83 (1)  -17.43 (1)
Class D Shares--Total Return                                                          +5.67 (1)  -17.36 (1)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.320 per share ordinary income dividends.



SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                    Shares                                                                         Percent of
COUNTRY      Industries              Held                      Stocks                       Cost           Value   Net Assets
Japan        Components              200,000    SMK Corp                              $   1,432,563    $   1,336,691    0.1%
                                     489,000    Tamura Corp.                              3,759,508        3,216,108    0.3
                                     200,000    Tokin Corp.                               2,834,543        3,254,553    0.3
                                                                                      -------------    -------------  ------
                                                                                          8,026,614        7,807,352    0.7

             Machinery             3,419,000    Ushio Inc.                               37,465,179       40,733,921    4.1

                                                Total Investments in Japanese Stocks     45,491,793       48,541,273    4.8

Singapore    Microcomputer           727,150    Creative Technology Ltd.                  9,807,063        6,993,805    0.7
             Peripherals

                                                Total Investments in Singaporean
                                                Stocks                                    9,807,063        6,993,805    0.7


United       Application              60,000    FTP Software, Inc.                        1,666,872        1,740,000    0.2
States       Development           4,800,000    Informix Corp.                           95,190,961      144,000,000   14.6
             Software                311,200    Peoplesoft Inc.                           6,052,916       13,226,000    1.4
                                                                                      -------------    -------------  ------
                                                                                        102,910,749      158,966,000   16.2

             Application           2,264,400    LSI Logic Corp.                          79,898,858       74,159,100    7.5
             Specific
             Integrated
             Circuits

             Communications          225,000    Bolt Beranek and Newman, Inc.             8,117,850        9,253,125    1.0
                                   3,496,700    Novell, Inc.                             66,133,027       49,390,888    5.0
                                                                                      -------------    -------------  ------
                                                                                         74,250,877       58,644,013    6.0

             Communications          360,000    Ascend Communications, Inc.              25,413,892       29,205,000    3.0
             Equipment               709,500    Stratacom, Inc.                          36,489,685       51,793,500    5.3
                                     262,900    Tellabs, Inc.                            12,283,178        9,727,300    1.0
                                                                                      -------------    -------------  ------
                                                                                         74,186,755       90,725,800    9.3

             Educational/          6,480,000    Acclaim Entertainment, Inc.             103,211,387       80,190,000    8.1
             Entertainment         1,679,400    Electronic Arts, Inc.                    49,908,085       43,874,325    4.5
             Software                                                                 -------------    -------------  ------
                                                                                        153,119,472      124,064,325   12.6

             Internetworking       1,360,000    3Com Corporation                         44,615,006       63,410,000    6.4
                                   1,740,000    Bay Networks Inc.                        55,262,550       71,340,000    7.2
                                     890,000    cisco Systems, Inc.                      58,681,825       66,416,250    6.7
                                     380,200    FORE Systems, Inc.                       22,092,239       22,574,375    2.3
                                                                                      -------------    -------------  ------
                                                                                        180,651,620      223,740,625   22.6

             Liquid Crystal           85,000    MRS Technology Inc.                       1,126,251          276,250    0.0
             Display Capital
             Equipment

             Microcomputer         8,106,700    Creative Technology Ltd.                113,149,604       69,920,287    7.1
             Peripherals

             Photography           1,332,300    Polaroid Corporation                     57,834,990       63,117,712    6.4

             Semiconductor           913,000    Cirrus Logic, Inc.                       44,066,738       18,031,750    1.8

                                                Total Investments in
                                                United States Stocks                    881,195,914      881,645,862   89.5


                                                Total Investments in Stocks             936,494,770      937,180,940   95.0


SHORT-TERM                          Face
SECURITIES                         Amount                    Issue


             Commercial          $ 5,885,000    Associates Corp. of North America,
             Paper*                             6.00% due 1/02/1996                       5,882,058        5,882,058    0.6
                                  17,644,000    Matterhorn Capital Corp., 5.75%
                                                due 1/11/1996                            17,610,182       17,610,182    1.8
                                  30,000,000    National Fleet Funding Corp.,
                                                5.74% due 2/09/1996                      29,803,883       29,803,883    3.0

                                                Total Investments in Short-Term
                                                Securities                               53,296,123       53,296,123    5.4


             Total Investments                                                        $ 989,790,893      990,477,063  100.4
                                                                                      =============
             Unrealized Appreciation on Forward Foreign Exchange Contracts**                               1,698,349    0.2

             Liabilities in Excess of Other Assets                                                        (5,892,108)  (0.6)
                                                                                                       -------------  ------
             Net Assets                                                                                $ 986,283,304  100.0%
                                                                                                       =============  ======


             Net Asset Value:    Class A--Based on net assets of $266,834,642 and
                                          51,271,029 shares outstanding                                $        5.20
                                                                                                       =============
                                 Class B--Based on net assets of $637,019,393 and
                                          126,353,082 shares outstanding                               $        5.04
                                                                                                       =============
                                 Class C--Based on net assets of $35,366,234 and
                                          7,049,939 shares outstanding                                 $        5.02
                                                                                                       =============
                                 Class D--Based on net assets of $47,063,035 and
                                          9,063,383 shares outstanding                                 $        5.19
                                                                                                       =============

            *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Company.
           **Forward foreign exchange contracts as of December 31, 1995 were as follows:

                                             Expiration              Unrealized
             Foreign Currency Sold              Date                Appreciation

             YEN   3,831,400,864            January 1996              $1,698,349

             Total Unrealized Appreciation on Forward Foreign
             Exchange Contracts--Net (US$ Commitment--$74,775,773)    $1,698,349
                                                                      ==========